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EXHIBIT 10.06

FORM OF
SUPPLEMENT TO OBLIGOR PLEDGE AGREEMENT

        This SUPPLEMENT NO.    dated as of March 30, 2006 (this "Supplement"), to the Obligor Pledge Agreement, dated as of May 6, 1999 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Pledge Agreement"), among the initial signatories thereto and each other Person which from time to time thereafter became a party thereto pursuant to Section 7.10 thereof (each, individually, a "Pledgor", and. collectively, the "Pledgors"), in favor of FIRST UNION NATIONAL BANK, as Administrative Agent for each of the Secured Parties (such and other capitalized terms being used herein with the meanings provided, or incorporated by reference, in the Pledge Agreement), is made by the undersigned.

W I T N E S S E T H:

        WHEREAS, pursuant to a Credit Agreement, dated as of May 6, 1999 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), among Hilton Head Communications, L.P., a Delaware limited partnership, UCA Corp., a Delaware corporation, UCA LLC, a Delaware limited liability company, National Cable Acquisition Associates, L.P., a Delaware limited partnership, Grand Island Cable, Inc., a Delaware Corporation, SVHH Cable Acquisition, L.P., a Delaware limited partnership and Telemedia Company of Hopewell-Prince George, a Virginia general partnership (the `Borrowers"), the various financial institutions from time to time parties thereto (the "Lenders"), the Administrative Agent, Bank of Montreal, as the Documentation Agent, PNC Bank, National Association, as the Syndication Agent, the Lenders and the Issuers agreed to make Credit Extensions to the Borrowers;

        WHEREAS, on June 25, 2002, certain of the Borrowers and their affiliates filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court");

        WHEREAS, pursuant to, and subject to the terms and conditions set forth in, that certain order of Judge Robert E. Gerber of the Bankruptcy Court entered May 26, 2005 (the "Order") approving (i) certain settlement agreements by and among certain of the Borrowers, the SEC, the U.S. Department of Justice and certain members of the Rigas family and (ii) the forfeiture of certain assets and interests owned by certain members of the Rigas family to certain of the Borrowers and their affiliates (the "Forfeiture"), the undersigned has been ordered to pledge to the Administrative Agent, for the benefit of the Agents and Lenders under the Credit Agreement, certain equity interests owned by the undersigned in accordance with the Order;

        WHEREAS, the undersigned has duly authorized the execution, delivery and performance of this Supplement and the Pledge Agreement;

        WHEREAS, the Pledge Agreement provides that additional parties may become Pledgors under the Pledge Agreement by execution and delivery of an instrument in the form of this Supplement; and

        WHEREAS, pursuant to the provisions of Section 7.10 of the Pledge Agreement, the undersigned is becoming a Pledgor under the Pledge Agreement.

        NOW, THEREFORE, the undersigned agrees, for the benefit of each Secured Party, as follows:

        SECTION 1.    In accordance with the Pledge Agreement and the Order, the undersigned by its signature below becomes a Pledgor under the Pledge Agreement with the same force and effect as if it were an original signatory thereto as a Pledgor subject to Section 3 herein. In furtherance of the foregoing, each reference to a "Pledgor" in the Pledge Agreement shall be deemed to include the undersigned. The Pledged Interests shall consist of all of the general partnership interests in Hilton Head Communications, L.P. and all of the general partnership interests in Ionian Communications, L.P.

        SECTION 2.    The undersigned hereby represents and warrants that this Supplement has been duly executed and delivered by the undersigned and constitutes a legal, valid and binding obligation of the undersigned, enforceable against it in accordance with its terms.

        SECTION 3.    Notwithstanding anything contrary herein or in the Pledge Agreement, (i) Sections 2.4 and 7.3 and Articles III, IV, V and VI of the Pledge Agreement shall not be applicable to the undersigned, (ii) the obligations of the undersigned herein and in the Guaranty shall constitute a pre-petition obligation of the undersigned and (iii) the right and obligations of the undersigned and the Administrative Agent under the Pledge Agreement shall be subject to the terms and conditions of the Order and any other order entered by the Bankruptcy Court in connection with the Forfeiture.

        SECTION 4.    Without limiting the foregoing, the Administrative Agent, on behalf of all Lenders, acknowledges and agrees that as of the date hereof, an Event of Default under the Credit Agreement has occurred and is continuing and, notwithstanding the occurrence and continuation of such Event of Default, the rights and remedies of the Administrative Agent and the other Agents and Lenders under the Credit Agreement, the other Loan Documents and this Agreement (and the ability of any of the foregoing Persons to exercise the same), shall be limited to the same extent that such rights and remedies were limited by the orders of the Bankruptcy Court that were entered prior to the date hereof in respect of the ability of the Administrative Agent or any other Agent or Lender under the Credit Agreement to exercise any rights or remedies granted to any of them pursuant to the terms of the Credit Agreement or any other Loan Document.

        SECTION 5.    Except as expressly supplemented hereby, the Pledge Agreement shall remain in full force and effect in accordance with its terms.

        SECTION 6.    In the event any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Pledge Agreement shall not in any way be affected or impaired.

        SECTION 7.    THIS SUPPLEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. THIS SUPPLEMENT, THE PLEDGE AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

        SECTION 8.    This Supplement hereby incorporates by reference the provisions of the Pledge Agreement, which provisions are deemed to be a part hereof, and this Supplement shall be deemed to be a part of the Pledge Agreement.

        SECTION 9.    This Supplement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

        [Remainder of Page Intentionally Left Blank]

        IN WITNESS WHEREOF, the undersigned has caused this Supplement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

[PLEDGOR SIGNATURE BLOCK]

ACKNOWLEDGED AND ACCEPTED BY:

FIRST UNION NATIONAL BANK,
as Administrative Agent

By:
Name:
Title:

3

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FORM OF SUPPLEMENT TO OBLIGOR PLEDGE AGREEMENT